Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments

As of December 31, 2022 (Unaudited)

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES — 87.2%
	INVESTMENT PARTNERSHIPS — 80.7%
N/A	AG Essential Housing Fund II Holdings, LP1,2	$4,855,648
N/A	Ares Commercial Finance, LP1,2	17,862,725
N/A	Ares Private Credit Solutions (Cayman), LP1,2	27,095,774
N/A	Ares Special Opportunities Fund II (Offshore), LP1,2	10,569,860
N/A	Atalaya A4 (Cayman), LP1,2	35,438,327
N/A	Atalaya Asset Income Fund Evergreen, LP1,2	10,912,434
N/A	Atalaya Digithouse Opportunity Fund, LLC[1,2]	2,630,063
N/A	Banner Ridge DSCO Fund II, LP1,2	298,190
N/A	Banner Ridge Secondary Fund IV (Offshore), LP1,2	6,310,354
N/A	Benefit Street Partners Real Estate Opportunistic Debt Fund, LP1,2	47,529,317
N/A	Burford Advantage Feeder Fund A, LP1,2	6,878,786
N/A	Callodine Perpetual ABL Fund, LP1,2	87,108,993
N/A	Carlyle Credit Opportunities Fund II, LP1,2	8,911,179
N/A	Comvest Special Opportunities Fund, LP2	5,067,539
N/A	Contingency Capital Fund I-A, LP1,2	14,372,457
N/A	Crestline Specialty Lending III (U.S.), LP1,2	11,482,917
N/A	D.E. Shaw Diopter International Fund, LP2	42,902,449
N/A	Everberg Capital Partners II, LP1,2	13,413,421
N/A	Felicitas Diner Offshore, LP1,2	2,311,917
N/A	Felicitas Secondary Fund II Offshore, LP1,2	8,801,622
N/A	Felicitas Tactical Opportunities Fund, LP1,2	43,086,660
N/A	Harvest Partners Structured Capital Fund III, LP1,2	8,992,731
N/A	Hayfin Healthcare Opportunities Fund (US Parallel), LP1,2	8,869,750
N/A	Hercules Private Global Venture Growth Fund I, LP1,2	102,694,618
N/A	HPS Specialty Loan V-L, LP1,2	18,218,228
N/A	Linden Structured Capital Fund-A, LP1,2	22,067,037
N/A	NB Credit Opportunities II Cayman Feeder, LP1,2	14,290,711
N/A	OrbiMed RCO IV Offshore Feeder, LP1,2	2,500,000
N/A	Owl Rock First Lien Fund (Offshore), LP1,2	4,410,319
N/A	Pathlight Capital Evergreen Fund, LP1,2	14,173,149
N/A	Pathlight Capital Fund II, LP1,2	34,632,241
N/A	Pennybacker Real Estate Credit II Pacific, LLC[1,2]	3,750,581
N/A	Pennybacker Real Estate Credit II, LP1,2	17,827,547
N/A	Raven Asset Based Credit Fund II, LP1,2	16,069,447
N/A	Raven Evergreen Credit Fund II, LP1,2	64,791,708
N/A	Sculptor Real Estate Science Park Fund, LP1,2	1,666,383
N/A	Shamrock Capital Debt Opportunities Fund I, LP2	1,828,338
N/A	Silver Point Specialty Credit Fund II, LP1,2	27,512,739
N/A	Sixth Street Growth Partners II (B)[1,2]	796,883
N/A	Sky Fund V Offshore, LP1,2	35,863,830
N/A	Summit Partners Credit Offshore Fund II, LP2	7,972,270
N/A	Thompson Rivers, LLC[1,2]	1,971,964
N/A	Thorofare Asset Based Lending Fund V, LP1,2	30,735,772

1

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of December 31, 2022 (Unaudited)

Number of Shares		Value
	PRIVATE INVESTMENT VEHICLES (Continued)
	INVESTMENT PARTNERSHIPS (Continued)
N/A	VPC Asset Backed Opportunistic Credit Fund, LP1,2	$46,875,472
N/A	VPC Legal Finance Fund, LP1,2	43,750,180
N/A	Waccamaw River, LLC [2]	10,641,636
		950,744,166
	NON-LISTED BUSINESS DEVELOPMENT COMPANIES — 3.8%
290,070	Franklin BSP Lending Corporation[1,2]	2,188,245
683,646	Owl Rock Technology Finance Corp.[1,2]	11,672,910
423,461	Owl Rock Technology Finance Corp. II1,2	6,158,499
1,275,081	Redwood Enhanced Income Corp.[1,2]	18,116,282
N/A	Stellus Private Credit BDC Feeder, LP1,2	6,223,708
		44,359,644
	PRIVATE EQUITY — 0.1%
1	Owl Rock Technology Holdings II LLC[1,3]	1,051,520
N/A	Stellus Private BDC Advisor, LLC [3]	500,517
		1,552,037
	SPECIAL PURPOSE VEHICLE FOR COMMON EQUITY — 1.0%
N/A	Marilyn Co-Invest, LP1,2	11,341,561
	SPECIAL PURPOSE VEHICLE FOR PREFERRED EQUITY — 1.1%
N/A	CCOF Sierra II, L.P.[1,2]	4,059,584
N/A	Chilly HP SCF Investor, LP1,2	3,226,892
N/A	HPS Mint Co-Invest Fund LP2	3,193,842
N/A	Minerva Co-Invest LP2	3,048,569
		13,528,887
	SPECIAL PURPOSE VEHICLE FOR SENIOR SECURED BONDS — 0.5%
N/A	17Capital Co. Investment Fund V-L LP2	5,466,290
	TOTAL PRIVATE INVESTMENT VEHICLES
	(Cost $976,859,735)	1,026,992,585

Principal Amount
	SENIOR SECURED LOANS — 6.8%
	CONSUMER DISCRETIONARY — 1.1%
$990,000	Gateway Casinos & Entertainment Limited First Lien Term Loan, 12.804% (3-Month USD Libor+800 basis points), 10/22/2027[3,4]	968,886
3,000,000	Harbor Purchaser, Inc. First Lien Term Loan, 12.823% (1-Month USD Sofr+850 basis points),4/7/2030[3,4,5]	2,925,528

2

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of December 31, 2022 (Unaudited)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	CONSUMER DISCRETIONARY (Continued)
$4,779,302	Hudson's Bay Company First Lien Term Loan, 11.076% (3-Month USD Libor+733 basis points), 9/30/2026[1,3,4,5]	$4,644,548
4,117,647	Penney Borrower LLC First Lien Term Loan, 10.805% (1-Month USD Libor+714 basis points), 12/16/2026[1,3,4,5]	4,035,093
		12,574,055
	ENERGY — 0.2%
	Service Compression, LLC
419,980	Delayed Draw, 0.500%, 5/6/2027[1,3,5,6]	403,753
314,190	Delayed Draw, 13.803% (3-Month USD Sofr+800 basis points), 5/6/2027[1,3,4,5]	302,050
2,297,104	First Lien Term Loan, 13.803% PIK (3-Month USD Sofr+800 basis points), 5/6/2027[1,3,4,5,7]	2,208,350
		2,914,153
	FINANCIALS — 0.7%
3,570,317	Cresset Asset Management, LLC First Lien Term Loan, 12.041% PIK (3-Month USD Sofr+700 basis points), 4/20/2025[3,4,7]	3,525,177
4,487,300	Elevate Credit, Inc. Second Lien Term Loan, 13.791% (Base Rate+800 basis points), 1/1/2024[1,3,4,5]	4,609,391
		8,134,568
	HEALTH CARE — 1.6%
	ADMA Bilogics, Inc.
714,286	Delayed Draw, 1.500%, 3/23/2027[3,5,6]	706,751
4,421,364	First Lien Term Loan, 12.634% PIK (1-Month USD Sofr+950 basis points), 3/23/2027[3,4,5,7]	4,388,563
	Alcami Corporation
508,806	Revolver, 0.500%, 12/21/2028[3,6]	490,998
318,004	Delayed Draw, 1.000%, 12/21/2028[3,6]	306,874
3,816,047	First Lien Term Loan, 11.421% (3-Month USD Sofr+710 basis points), 12/21/2028[3,4]	3,682,485
	Vardiman Black Holdings, LLC
2,717,689	Delayed Draw, 11.434% (3-Month USD Sofr+700 basis points), 3/18/2027[3,4]	2,670,173
2,255,682	First Lien Term Loan, 11.434% (3-Month USD Sofr+700 basis points), 3/18/2027[3,4]	2,216,243
	Xeris Pharmaceuticals, Inc.
1,666,667	Delayed Draw, 2.000%, 3/8/2027[3,5]	1,632,594

3

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of December 31, 2022 (Unaudited)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	HEALTH CARE (Continued)
$3,333,333	First Lien Term Loan, 13.811% (3-Month USD Sofr+900 basis points), 3/8/2027[1,3,4,5]	$3,247,383
		19,342,064
	INDUSTRIALS — 0.9%
2,825,207	Apex Service Partners, LLC First Lien Term Loan, 12.500% PIK (FIXED+1,250 basis points), 7/31/2025[3,4,7]	2,730,076
4,987,500	P20 Parent, Inc. First Lien Term Loan, 11.587% (1-Month USD Sofr+750 basis points), 7/12/2028[3,4]	4,893,127
2,868,119	Retail Services WIS Corporation Delayed Draw, 11.424% (3-Month USD Libor+775 basis points), 5/20/2025[3,4]	2,765,799
		10,389,002
	MATERIALS — 0.4%
1,684,821	North Haven Goldfinch Topco, LLC 11.750% (3-Month USD Libor+1,075 basis points), 12/23/2024[1,3]	1,628,578
	SureWerx Purchaser III, Inc.
250,000	Revolver, 11.299% (3-Month USD Sofr+675 basis points), 12/28/2028[3,4]	250,000
468,750	Delayed Draw, 1.000%, 12/28/2029[3]	468,750
2,281,250	First Lien Term Loan, 11.299% (3-Month USD Sofr+675 basis points), 12/28/2029[3,4]	2,212,779
		4,560,107
	TECHNOLOGY — 1.9%
2,228,392	Afiniti, Inc. First Lien Term Loan, 11.750% PIK (Fixed Rate+1,175 basis points), 6/13/2024[1,3,4,5,7]	2,142,981
	ASG II, LLC
320,869	Delayed Draw, 1.000%, 5/25/2028[3,6]	316,150
2,608,696	First Lien Term Loan, 10.436% (3-Month USD Sofr+625 basis points), 5/25/2028[3,4]	2,544,364
70,435	Delayed Draw, 10.437%, (3-Month USD Sofr+625 basis points), 5/25/2028[3,4]	69,399
	AVALARA, Inc.
272,727	Revolver, 0.500%, 10/19/2028[3,6]	266,019
2,727,273	First Lien Term Loan, 11.830%, 10/19/2028[3,4]	2,660,194
5,000,000	David Phelps / Merlin Bridge Loan First Lien Term Loan, 11.392% (1-Month USD Libor+700 basis points), 12/31/2022[1,3,4,5]	4,995,804
7,000,000	iCIMS, Inc. First Lien Term Loan, 11.519% (3-Month USD Sofr+675 basis points), 8/18/2028[3,4]	6,883,940

4

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of December 31, 2022 (Unaudited)

Principal Amount		Value
	SENIOR SECURED LOANS (Continued)
	TECHNOLOGY (Continued)
$2,000,000	Polaris Newco, LLC Second Lien Term Loan, 12.735% (3-Month USD Libor+800 basis points), 6/4/2029[3,4]	$2,016,609
		21,895,460
	TOTAL SENIOR SECURED LOANS
	(Cost $80,098,822)	79,809,409

Number of Shares
	PREFERRED STOCKS — 2.4%
	HEALTH CARE — 0.5%
3,260	nThrive, Inc., Series A-2 Preferred, 11.000% PIK[1,3,7]	3,152,305
2,500	Propharma, LLC Jayhawk Intermediate LLC, Series B Preferred, 13.000% PIK[3,7,8]	2,425,720
		5,578,025
	INDUSTRIALS — 1.0%
2,500	Atomic Transport, LLC Atomic Blocker, LLC, Class A Preferred, 8.500% PIK[1,3,7,9]	2,500,000
875	Atomic Blocker, LLC, Class A-2 Preferred, 13.560% PIK[1,3,7,9]	857,500
3,750,000	FSG Acquisition, LLC, - Senior Preferred, 12.250% PIK[3,7]	3,657,899
108,305	Pollen, Inc. Series H1 Preferred, 6.560% PIK[1,3,7]	3,215,177
64,983	Pollen, Inc. Series H2 Preferred, 6.040% PIK[1,3,7]	1,784,772
		12,015,348
	TECHNOLOGY — 0.9%
5,000	GS Holder, Inc. Preferred, 16.320% PIK[1,3,7]	4,850,000
3,500	Mandolin Technology Intermediate Holdings, Inc. - Series A Preferred, 10.500% PIK[1,3,7]	3,408,507
3,000	Riskonnect Parent, LLC - Series B Preferred, 12.607% PIK[3,7]	2,940,000
		11,198,507
	TOTAL PREFERRED STOCKS
	(Cost $28,284,988)	28,791,880

Principal Amount
	COLLATERALIZED LOAN OBLIGATIONS — 0.5%
	Barings Middle Market CLO Ltd. 2017-I
$2,000,000	12.903% (3-Month USD Libor+866 basis points), 1/20/2034[3,4,10,11]	1,799,707
2,905,983	16.000%, 1/20/2034*,3,10,11,12	2,052,937
	TCP Whitney CLO Ltd.
2,500,000	12.835% (3-Month USD Libor+816 basis points), 8/20/2033[1,3,4,10,11]	2,253,719
	TOTAL COLLATERALIZED LOAN OBLIGATIONS
	(Cost $6,821,929)	6,106,363

5

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of December 31, 2022 (Unaudited)

Number of Shares		Value
	COMMON STOCKS — 0.2%
	FINANCIALS — 0.1%
100,466	Barings BDC, Inc.[1]	$818,798
	INDUSTRIALS — 0.1%
2,188	Atomic Transport, LLC Atomic Blocker, LLC, Class W Common[1,3,9]	1,248,057
	TOTAL COMMON STOCKS
	(Cost $1,709,262)	2,066,855

Principal Amount
	SUBORDINATED DEBT — 0.2%
	FINANCIALS — 0.2%
$2,000,000	OTR Midco, LLC, 12.000%, 5/12/2026[1,3]	1,996,643
	TOTAL SUBORDINATED DEBT
	(Cost $2,000,000)	1,996,643

Number of Shares
	WARRANTS — 0.1%
	ENERGY — 0.0%
1	Service Compression, LLC - Series A-17 Warrants[1,3]	—
	HEALTH CARE — 0.1%
260,087	ADMA Bilogics, Inc.[3]	777,233
43,860	Xerix Biopharma Holdings, Inc.[3]	56,793
		834,026
	TECHNOLOGY — 0.0%
3,246	Afiniti, Inc. (via a participation with VHG Investment Fund I, L.P.)[1,3,5]	153,844
	TOTAL WARRANTS
	(Cost $172,839)	987,870
	SHORT-TERM INVESTMENTS — 3.3%
39,677,056	State Street Institutional U.S. Government Money Market Fund, 4.04%[1,13]	39,677,056
	TOTAL SHORT-TERM INVESTMENTS
	(Cost $39,677,056)	39,677,056
	TOTAL INVESTMENTS — 100.7%
	(Cost $1,135,624,631)	1,186,428,661
	Liabilities Less Other Assets — (0.7)%	(8,794,506)
	NET ASSETS — 100.0%	$1,177,634,155

LP – Limited Partnership

LLC – Limited Liability Company

US – United States

BDC – Business Development Company

6

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Investments - Continued

As of December 31, 2022 (Unaudited)

Libor – London Interbank Offered Rate

Sofr – Secured Overnight Financiang Rate

*	Subordinated note position. Rate shown is the effective yield as of period end.
[1]	As of December 31, 2022 all or a portion of the security has been pledged as collateral for a secured revolving facility. The market value of the securities in the pledged account totaled $1,014,814,720 as of December 31, 2022. See Note 2, subsection Borrowing, Use of Leverage of the Notes to Consolidated Schedule of Investments for additional information.
[2]	Investment valued using net asset value per share as practical expedient.
[3]	Value was determined using significant unobservable inputs.
[4]	Floating rate security. Rate shown is the rate effective as of period end.
[5]	This investment was made through a participation. Please see Note 2 for a description of loan participations.
[6]	Represents an unfunded loan commitment. The rate disclosed is equal to the commitment fee. See Note 2 for additional information.
[7]	Principal includes accumulated payment in kind (“PIK”) interest and is net of repayments, if any.
[8]	Jayhawk Intermediate, LLC is the holding company that owns ProPharma Group, LLC.
[9]	Atomic Blocker, LLC holds Class A Preferred Units and Class W Common Units in Atomic Holdings, LLC, which is the holding company that owns Atomic Transport, LLC.
[10]	Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities are restricted. They may only be resold in transactions exempt from registration normally to qualified institutional buyers. The total value of these securities is $6,106,363, which represents 0.5% of total net assets of the Fund.
[11]	Callable.
[12]	Variable rate security. Rate shown is the rate in effect as of period end.
[13]	The rate is the annualized seven-day yield at period end.

7

Cliffwater Enhanced Lending Fund

Consolidated Schedule of Forward Foreign Currency Exchange Contracts

As of December 31, 2022 (Unaudited)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS

Currency Sold	Counterparty	Currency Purchased	Settlement Date	Currency Amount Sold	Value at Opening Date of Contract	Value at December 31, 2022	Unrealized Appreciation (Depreciation)
Euro	State Street	USD	March 31, 2023	(5,054,020)	$(5,427,411)	$(5,441,566)	$(14,155)

TOTAL FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS					$(5,427,411)	$(5,441,566)	$(14,155)

USD – U.S. Dollar

See accompanying Notes to Consolidated Schedule of Investments.

8

Additional information on restricted securities is as follows:

Security	First Acquisition Date	Cost
17Capital Co. Investment Fund V-L LP	9/23/2021	5,599,804
AG Essential Housing Fund II Holdings, LP	3/23/2022	4,500,000
Ares Commercial Finance, LP	6/30/2021	15,404,552
Ares Private Credit Solutions (Cayman), LP	12/29/2022	22,132,916
Ares Special Opportunities Fund II (Offshore), LP	11/7/2022	11,098,555
Atalaya Digithouse Opportunity Fund, LLC	12/14/2021	2,211,287
Atalaya A4 (Cayman), LP	8/2/2021	35,277,580
Atalaya Asset Income Fund Evergreen, LP	2/28/2022	11,246,368
Banner Ridge DSCO Fund II, LP	10/11/2022	-
Banner Ridge Secondary Fund IV (Offshore), LP	6/30/2021	3,754,223
Benefit Street Partners Real Estate Opportunistic Debt Fund, LP	3/2/2022	43,122,177
Burford Advantage Feeder Fund A, LP	1/28/2022	6,845,900
Callodine Perpetual ABL Fund, LP	10/3/2022	85,807,692
Carlyle Credit Opportunities Fund II, LP	12/14/2021	8,634,140
CCOF Sierra II, LP	7/29/2022	3,900,000
Chilly HP SCF Investor, LP	2/9/2022	2,970,297
Comvest Special Opportunities Fund, LP	2/3/2022	4,009,710
Contingency Capital Fund I-A, LP	11/28/2022	13,035,715
Crestline Specialty Lending III (U.S.), LP	8/30/2021	11,190,645
D.E. Shaw Diopter International Fund, LP	10/20/2022	44,499,083
Everberg Capital Partners II, LP	10/11/2021	12,994,828
Felicitas Diner Offshore, LP	12/28/2022	2,289,575
Felicitas Secondary Fund II Offshore, LP	9/10/2021	6,406,269
Felicitas Tactical Opportunities Fund, LP	10/26/2022	39,700,000
Franklin BSP Lending Corporation	11/30/2021	1,896,188
Harvest Partners Structured Capital Fund III, LP	9/22/2021	8,399,348
Hayfin Healthcare Opportunities Fund, LP	6/29/2022	7,985,817
Hercules Private Global Venture Growth Fund I, LP	8/6/2021	101,823,114
HPS Mint Co-Invest, LP	5/25/2022	3,004,549
HPS Specialty Loan V-L, LP	7/30/2021	18,534,966
Linden Structured Capital Fund-A, LP	6/30/2021	18,128,277
Marilyn Co-Invest, LP	1/14/2022	10,033,141
Minerva Co-Invest LP	2/11/2022	2,944,004
NB Credit Opportunities II Cayman Feeder, LP	8/31/2022	12,318,631
OrbiMed RCO IV Offshore Feeder, LP	12/30/2022	2,500,000
Owl Rock First Lien Fund (Offshore), LP	7/1/2022	3,853,056
Owl Rock Technology Finance Corp.	6/29/2022	10,332,953
Owl Rock Technology Finance Corp. II	12/30/2021	6,096,481
Pathlight Capital Fund II, LP	6/30/2021	33,675,436
Pathlight Capital Evergreen Fund, LP	12/30/2022	14,186,388
Pennybacker Real Estate Credit II, LP	5/6/2022	18,149,241
Pennybacker Real Estate Credit II Pacific, LLC	5/6/2022	3,292,621
Raven Asset Based Credit Fund II, LP	9/21/2021	15,002,471
Raven Evergreen Credit Fund II, LP	4/22/2022	60,104,530
Redwood Enhanced Income Corp.	6/30/2022	18,494,763
Sculptor Real Estate Science Park Fund, LP	5/4/2022	1,616,378
Shamrock Capital Debt Opportunities Fund I, LP	7/28/2021	1,883,737
Silver Point Specialty Credit Fund II, LP	6/30/2021	28,732,597
Sixth Street Growth Partners II (B)	8/1/2022	864,538
Sky Fund V Offshore, LP	11/30/2022	31,513,312
Stellus Private Credit BDC Feeder, LP	1/31/2022	6,225,000
Summit Partners Cred Offshort Fund II	3/31/2022	6,932,336
Thompson Rivers, LLC	6/30/2021	2,872,891
Thorofare Asset Based Lending Fund V, LP	7/29/2022	30,000,000
VPC Asset Backed Opportunistic Credit Fund, LP	12/22/2021	45,014,055
VPC Legal Finance Fund, LP	9/29/2022	42,493,860
Waccamaw River, LLC	8/4/2021	11,258,740
Total		976,794,735

9

Cliffwater Enhanced Lending Fund

Notes to Consolidated Schedule of Investments
December 31, 2022 (Unaudited)

1. Organization

The Cliffwater Enhanced Lending Fund (the “Fund”) is a closed-end non-diversified management investment company registered under the Investment Company Act of 1940, as amended (the “Investment Company Act”), and was organized as a Delaware statutory trust on January 22, 2021. The Fund is a “fund of funds” that operates as an interval fund. Cliffwater LLC serves as the investment adviser (the “Investment Manager”) of the Fund. The Investment Manager is an investment adviser registered with the Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended. The Fund commenced operations on July 1, 2021. Simultaneous with the commencement of the Fund’s operations, the Cliffwater Enhanced Lending Fund L.P. (the “Predecessor Fund”), reorganized with and transferred substantially all its portfolio securities into the Fund. The Predecessor Fund maintained an investment objective, strategies and investment policies, guidelines and restrictions that were, in all material respects, equivalent to those of the Fund. The Fund has, and the Predecessor Fund had, the same investment manager and portfolio managers. The proposed Plan of Reorganization was approved by the Fund’s Board of Trustees (the “Board”) on June 16, 2021. The tax-free reorganization was accomplished at the close of business on June 30, 2021.

The Fund’s primary investment objective is to seek high current income and modest capital appreciation. The Fund’s secondary objective is capital preservation. Under normal market conditions, the Fund seeks to achieve its investment objectives by investing at least 80% of its assets (net assets, plus any borrowings for investment purposes) in lending to businesses, broadly defined as providing capital or assets to businesses or individuals in exchange for regular payments, the level of which is commensurate with the probability of loss for each investment or strategy, or through the provision of capital to businesses or individuals by acquiring assets from those businesses or individuals that produce regular cash flows as an alternative to a traditional loan, such as receivables factoring or a sale leaseback of real estate or equipment. Investments by the Fund may take the form of secured or unsecured bonds and loans with a fixed or floating coupon, a structured capital instrument with preference to common equity holders and a stated contractual interest payment or rate of return, assets with fixed lease payments, or other income producing assets. Investments may be made directly or indirectly through a range of investment vehicles that the Investment Manager believes offer high current income across corporate, real asset and alternative credit opportunities. The Investment Manager will employ a dynamic process that allocates the Fund’s assets between Investment Funds and direct investments. Investment Funds may include secondary strategies that primarily acquire credit funds and to a lesser extent, fund interests or direct investments in equity or other security types.

Consolidation of a Subsidiary

On July 1, 2021, CELF SPV LLC (“CLCE SPV”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments of the Fund include the accounts of CLCE SPV. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of December 31, 2022, net assets of the CLCE SPV were $995,554,434, or approximately 84.54% of the Fund’s total net assets.

On July 1, 2021, CELF SPV Holdings (PP) LLC (“CLCE HOLD”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments of the Fund include the accounts of CLCE HOLD. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of December 31, 2022, net assets of the CLCE HOLD were $2,839,024, or approximately 0.24% of the Fund’s total net assets and are included in the net assets of CLCE SPV.

10

On June 24, 2022, CELF SPV HOLDINGS 2 LLC (“CLCE HLD2”) was formed as a limited liability company, and is a wholly owned subsidiary of the Fund. The consolidated Schedule of Investments of the Fund include the accounts of CLCE HLD2. All inter-company accounts and transactions have been eliminated in the consolidation for the Fund. As of December 31, 2022, net assets of the CLCE HLD2 were $3,896,071, or approximately 0.33% of the Fund’s total net assets.

2. Significant Accounting Policies

Basis of Preparation and Use of Estimates

The Fund is an investment company and follows the accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies. The accompanying consolidated financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Federal Income Taxes

The Fund intends to continue to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. As so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund that did not meet the “more likely than not” standard as of December 31, 2022.

CLCE SPV is a disregarded entity for income tax purposes. CLCE HOLD is a limited liability company that has elected to be taxed as a corporation and is therefore obligated to pay federal and state income tax on its taxable income. CLCE HLD2 is a limited liability company that has elected to be taxed as a corporation and is therefore obligated to pay federal and state income tax on its taxable income. Currently, the federal income tax rate for a corporation is 21%. Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of the deferred income tax asset will not be realized.

Foreign Currency Translation

The Fund’s records are maintained in U.S. dollars. The value of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the reporting period. The currencies are translated into U.S. dollars by using the exchange rates quoted at the close of the London Stock Exchange prior to when the Fund’s NAV is next determined. Purchases and sales of investment securities, income and expenses are translated on the respective dates of such transactions.

The Fund does not isolate that portion of its net realized and unrealized gains and losses on investments resulting from changes in foreign exchange rates from the impact arising from changes in market prices. Such fluctuations are included with net realized and unrealized gain or loss from investments and foreign currency.

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Net realized foreign currency transaction gains and losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the value of assets and liabilities, other than investments in securities, resulting from changes in the exchange rates.

Forward Foreign Currency Exchange Contracts

The Fund may utilize forward foreign currency exchange contracts (“forward contracts”) under which they are obligated to exchange currencies on specified future dates at specified rates, and are subject to the translations of foreign exchange rates fluctuations. All contracts are “marked-to-market” daily and any resulting unrealized gains or losses are recorded as unrealized appreciation or depreciation on foreign currency translations. The Fund records realized gains or losses at the time the forward contract is settled. Counter-parties to these forward contracts are major U.S. financial institutions. As of December 31, 2022, the Fund had one outstanding forward currency contract sold short.

Collateralized Loan Obligations and Collateralized Debt Obligations

The Fund may invest in Collateralized Loan Obligations (“CLOs”) and Collateralized Debt Obligations (“CDOs”). CLOs and CDOs are created by the grouping of certain private loans and other lender assets/collateral into pools. A sponsoring organization establishes a special purpose vehicle to hold the assets/collateral and issue securities. Interests in these pools are sold as individual securities. Payments of principal and interest are passed through to investors and are typically supported by some form of credit enhancement, such as a letter of credit, surety bond, limited guaranty or senior/subordination. Payments from the asset pools may be divided into several different tranches of debt securities, offering investors various maturity and credit risk characteristics. Some tranches entitled to receive regular installments of principal and interest, other tranches entitled to receive regular installments of interest, with principal payable at maturity or upon specified call dates, and other tranches only entitled to receive payments of principal and accrued interest at maturity or upon specified call dates. Different tranches of securities will bear different interest rates, which may be fixed or floating.

CLOs and CDOs are typically privately offered and sold, and thus, are not registered under the securities laws, which means less information about the security may be available as compared to publicly offered securities and only certain institutions may buy and sell them. As a result, investments in CLOs and CDOs may be characterized by the Fund as illiquid securities. An active dealer market may exist for CLOs and CDOs that can be resold in Rule 144A transactions, but there can be no assurance that such a market will exist or will be active enough for the Fund to sell such securities.

Participations and Assignments

The Fund may acquire interests in loans either directly (by way of original issuance, sale or assignment) or indirectly (by way of participation). The purchaser of an assignment typically succeeds to all the rights and obligations of the assigning institution and becomes a lender under the credit agreement with respect to the debt obligation; however, its rights can be more restricted than those of the assigning institution. Participation interests in a portion of a debt obligation typically result in a contractual relationship only with the institution participating in the interest, not with the borrower. In purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation.

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Commitments and Contingencies

Commercial loans purchased by the Fund (whether through participations or as a lender of record) may be structured to include both term loans, which are generally fully funded at the time of investment, and unfunded loan commitments, which are contractual obligations for future funding. Unfunded loan commitments may include revolving credit facilities and delayed draw term loans, which may obligate the Fund to supply additional cash to the borrower on demand, representing a potential financial obligation by the Fund in the future. The Fund may receive a commitment fee based on the undrawn portion of such unfunded loan commitments. The commitment fee is typically set as a percentage of the commitment amount. As of December 31, 2022, the Fund had the following unfunded loan commitments as noted in the consolidated Schedule of Investments with a total principal amount of $2,554,672.

Borrower	Type	Principal Amount	Value
ADMA Bilogics, Inc.	Delayed Draw	$714,286	$706,750
Alcami Corporation	Revolver	318,004	306,874
Alcami Corporation	Revolver	508,806	490,998
ASG II, LLC	Delayed Draw	320,869	316,150
AVALARA, Inc.	Revolver	272,727	266,019
Service Compression	Delayed Draw	419,980	403,753

Total		$2,554,672	$2,490,544

Reverse Repurchase Agreements

In a reverse repurchase agreement, the Fund delivers a security in exchange for cash to a financial institution, the counterparty, with a simultaneous agreement to repurchase the same or substantially the same security at an agreed upon price and date. In an open maturity reverse repurchase agreement, there is no pre-determined repurchase date and the agreement can be terminated by the Fund or counterparty at any time. The Fund is entitled to receive principal and interest payments, if any, made on the security delivered to the counterparty during the term of the agreement. Cash received in exchange for securities delivered and accrued interest payments to be made by the Fund to counterparties are reflected as liabilities on the consolidated Statement of Assets and Liabilities. Interest payments made by the Fund to counterparties are recorded as interest from reverse repurchase agreements on the consolidated Statement of Operations. In periods of increased demand for the security, the Fund may receive a fee for use of the security by the counterparty, which may result in interest income to the Fund. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. Reverse repurchase agreements involve leverage risk and also the risk that the market value of the securities to be repurchased may decline below the repurchase price.

Master Repurchase Agreements and Global Master Repurchase Agreements (individually and collectively “Master Repo Agreements”) govern repurchase, reverse repurchase, and certain sale-buyback transactions between the Fund and select counterparties. Master Repo Agreements maintain provisions for, among other things, initiation, income payments, events of default, and maintenance of collateral. For the period ended December 31, 2022, there was no balance outstanding.

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Borrowing, Use of Leverage

On December 20, 2021, the Fund’s wholly owned subsidiary, CELF SPV LLC (“CELF SPV”), entered into a secured revolving credit facility (the “Facility”), pursuant to a Loan and Servicing Agreement with Massachusetts Mutual Life Insurance Company as an initial lender and the administrative agent, C.M. Life Insurance Company as an initial lender and other lenders from time to time as parties thereto (the “Lenders”), the Fund, Alter Domus (US) LLC as the Collateral Custodian and other parties. As of December 31, 2022, the Facility provides for borrowings on a committed basis in an aggregate principal amount up to $200,000,000, and increased further from time to time upon mutual agreement by the Lenders and CELF SPV secured by the Fund’s equity interest in CELF SPV and by CELF SPV’s assets. The Facility matures on December 20, 2029. In connection with the Facility, CELF SPV has made certain customary representations and warranties and is required to comply with various customary covenants, reporting requirements and other requirements. The Facility contains events of default customary for similar financing transactions, including: (i) the failure to make principal, interest or other payments when due after the applicable grace period; (ii) the insolvency or bankruptcy of CELF SPV or the Fund; (iii) a change of control of CELF SPV; or (iv) a change of management of the Fund. Upon the occurrence and during the continuation of an event of default, the Lenders may declare the outstanding advances and all other obligations under the Facility immediately due and payable.

Certain Fund investments are held by this special purpose vehicle (“SPV”). The use of leverage increases both risk of loss and profit potential. The Fund is subject to the Investment Company Act requirement that an investment company satisfy an asset coverage requirement of 300% of its indebtedness, including amounts borrowed (including through one or more SPVs that are wholly-owned subsidiaries of the Fund), measured at the time the investment company incurs the indebtedness. This means that at any given time the value of the Fund’s total indebtedness may not exceed one-third the value of its total assets (including such indebtedness). The interests of persons with whom the Fund (or SPVs that are wholly-owned subsidiaries of the Fund) enters into leverage arrangements will not necessarily be aligned with the interests of the Fund’s shareholders and such persons will have claims on the Fund’s assets that are senior to those of the Fund’s shareholders. In addition to the risks created by the Fund’s use of leverage, the Fund is subject to the additional risk that it would be unable to timely, or at all, obtain leverage borrowing. The Fund might also be required to de-leverage, selling securities at a potentially inopportune time and incurring tax consequences. Further, the Fund’s ability to generate income from the use of leverage would be adversely affected.

3. Fair Value of Investments

Fair value – Definition

The Fund uses a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The three levels of the fair value hierarchy are as follows:

•	Level 1 – Valuations based on unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities.

•	Level 2 – Valuations based on inputs, other than quoted prices included in Level 1, that are observable either directly or indirectly.

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•	Level 3 – Valuations based on inputs that are both significant and unobservable to the overall fair value measurement.

Investments in Private Investment Funds measured based upon Net Asset Value (“NAV”) as a practical expedient to determine fair value are not required to be categorized in the fair value hierarchy.

The availability of valuation techniques and observable inputs can vary from investment to investment and are affected by a wide variety of factors, including type of investment, whether the investment is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the transaction. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, determining fair value requires more judgment. Because of the inherent uncertainly of valuation, estimated values may be materially higher or lower than the values that would have been used had a ready market for the investments existed. Accordingly, the degree of judgment exercised by the Investment Manager in determining fair value is greatest for investments categorized in Level 3.

The Fund’s assets recorded at fair value have been categorized based on a fair value hierarchy as described in the Fund’s significant accounting policies. The following table presents information about the Fund’s assets and liabilities measured at fair value as of December 31, 2022:

Assets	Level 1	Level 2	Level 3	Net Asset Value	Total
Investments, at fair value
Senior Secured Loans	$-	$-	$79,809,409	$-	$79,809,409
Private Investment Vehicles	-	-	1,552,037	1,025,440,548	1,026,992,585
Collateralized Loan Obligations	-	2,253,719	3,852,644	-	6,106,363
Preferred Stocks	-	-	28,791,880	-	28,791,880
Common Stock	818,798	-	1,248,057	-	2,066,855
Subordinated Debt	-	-	1,996,643	-	1,996,643
Warrants	-	-	987,870	-	987,870
Short-Term Investments	39,677,056	-	-	-	39,677,056
Total Investments, at fair value	$40,495,854	$2,253,719	$118,238,540	$1,025,440,548	$1,186,428,661
Total Assets	$40,495,854	$2,253,719	$118,238,540	$1,025,440,548	$1,186,428,661
Liabilities
Other Financial Instruments[1]
Forward Contracts	$-	$14,155	$-	$-	$14,155
Total Liabilities, at fair value	$-	$14,155	$-	$-	$14,155

[1]	Other financial instruments are derivative instruments such as futures contracts, forward contracts and swap contracts. Futures contracts, forward contracts and swap contracts are valued at the unrealized appreciation (depreciation) on the instrument.

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The following table presents the changes in assets and transfers in and out for investments that are classified in Level 3 of the fair value hierarchy for the period ended December 31, 2022:

	Senior Secured Loans	Private Investment Vehicles	Collateralized Loan Obligations	Preferred Stocks	Common Stocks
Balance as of April 1, 2022	$43,398,776	$1,606,658	$4,346,974	$11,481,956	$1,213,027
Purchases	114,542,820	-	-	17,962,087	-
Sales/Paydowns	(77,510,154)	-	-	(443,105)	-
Realized gains (losses)	285,132	-	-	1,105	-
Original issue discount and amendment fees	(625,744)	45,000	-	-	-
Accretion	103,480	-	30,320	-	-
Change in Unrealized appreciation (depreciation)	(384,901)	(99,621)	(795,068)	(210,163)	35,030
Transfers In	-	-	2,524,137	-	-
Transfers Out	-	-	(2,253,719)	-	-
Balance as of December 31, 2022	$79,809,409	$1,552,037	$3,852,644	$28,791,880	$1,248,057

	Subordinated Debt	Warrants	Total
Balance as of April 1, 2022	$1,988,384	$191,968	$64,227,743
Purchases	-	-	132,504,907
Sales/Paydowns	-	-	(77,953,259)
Realized gains (losses)	-	-	286,237
Original issue discount and amendment fees	-	-	(580,744)
Accretion	-	-	133,800
Change in Unrealized appreciation (depreciation)	8,259	795,902	(650,562)
Transfers In	-	-	2,524,137
Transfers Out	-	-	(2,253,719)
Balance as of December 31, 2022	$1,996,643	$987,870	$118,238,540

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